                                                                     Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 6, 1997                            /s/ CRAIG R. ANDERSSON
-----------------------                       -------------------------------
        (Date)                                Craig R. Andersson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 6, 1997                            /s/ NEIL A. ARMSTRONG
-----------------------                       -------------------------------
        (Date)                                Neil A. Armstrong

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 10, 1997                           /s/ DANIEL I. BOOKER
-----------------------                       -------------------------------
        (Date)                                Daniel I. Booker

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 6, 1997                            /s/ RONALD L. GALLATIN
-----------------------                       -------------------------------
        (Date)                                Ronald L. Gallatin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 6, 1997                            /s/ CHARLES C. GEDEON
-----------------------                       -------------------------------
        (Date)                                Charles C. Gedeon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 6, 1997                            /s/ ROBERT M. HERNANDEZ
-----------------------                       -------------------------------
        (Date)                                Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 9, 1997                            /s/ JOHN H. ODLE
-----------------------                       -------------------------------
        (Date)                                John H. Odle

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 5, 1997                            /s/ TIMOTHY G. RUPERT
-----------------------                       -------------------------------
        (Date)                                Timothy G. Rupert

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or John H. Odle, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1996 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


     March 11, 1997                           /s/ WESLEY W. VON SCHACK
-----------------------                       -------------------------------
        (Date)                                 Wesley W. von Schack